EXECUTION COPY

AMENDMENT NO. 5

AMENDMENT NO. 5 dated as of January      , 2008 among The Shaw Group Inc. (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto as “Guarantors” and BNP Paribas, as administrative agent (in such capacity, the “Agent”) pursuant to authority granted by the Required Lenders.

The Borrower, the “Guarantors” party thereto, the “Lenders” party thereto and the Agent are parties to a Credit Agreement dated as of April 25, 2005 (as amended by Amendment No. 1 dated as of October 3, 2005, Amendment No. 2 dated as of February 27, 2006, Amendment No. 3 dated as of June 20, 2006 and Amendment No. 4 dated as of October 13, 2006, and as the same may be further modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower.

The parties hereto wish to amend the Credit Agreement as hereinafter set forth and accordingly hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 5, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Definitions. Article I of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Article I) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Article I):

“Aggregate Commitment” means $850,000,000 (before giving effect to any increase of the Aggregate Facility LC Commitment on the Amendment No. 5 Effective Date pursuant to Section 2.21), as reduced or increased from time to time pursuant to the terms hereof.

“Aggregate Facility LC Commitment” means $850,000,000 (before giving effect to any increase of the Aggregate Facility LC Commitment on the Amendment No. 5 Effective Date pursuant to Section 2.21), as reduced or increased from time to time pursuant to the terms hereof.

“Amendment No. 5” means Amendment No. 5, dated as of January      , 2008, to this Agreement.

“Amendment No. 5 Effective Date” means the date that the amendments to this Agreement set forth in Amendment No. 5 become effective.

“Lender Addendum” means a Lender Addendum, substantially in the form of Exhibit 2.21 to Amendment No. 5, pursuant to which an existing Lender at such time shall have increased its Commitments or a Person shall have become a Lender and undertaken new Commitments at such time.

2.03. Increase of the Commitments. Section 2.21(a) of the Credit Agreement shall be amended to read as follows:

“(a) Subject to Section 2.21(b) below, the amount of the Aggregate Facility LC Commitment may be increased up to an amount (immediately after giving effect to such increase) not to exceed the difference of (x) $1,250,000,000 minus (y) the aggregate amount of all outstanding Supplemental Credit Facilities permitted by Section 6.11(p), at the request of the Borrower from time to time as follows: (i) the Borrower shall designate one or more financial institutions acceptable to the Administrative Agent (which acceptance will not be unreasonably withheld), to assume Facility LC Commitments in an aggregate amount equal to the amount of such increase and (ii) on the date that such increase becomes effective, Revolving Credit Loans shall be repaid and/or borrowed to the extent necessary such that they shall be held by the Lenders ratably in proportion to their respective Pro Rata Shares (determined after giving effect to such designations). In the event of the designation by the Borrower of a financial institution pursuant to clause (i) of the preceding sentence (each financial institution being so designated being referred to herein as an “Assuming Lender”), and subject to the execution and delivery to the Administrative Agent by the Borrower and such Assuming Lender of documentation satisfactory to the Administrative Agent in its reasonable discretion to effect such designation: (x) such Assuming Lender shall become (or, if such Assuming Lender was theretofore a Lender shall continue as) a Lender having a Facility LC Commitment equal to the amount of such increase allocated to such Assuming Lender in such designation (plus, if such Assuming Lender was theretofore a Lender, the amount of the Facility LC Commitment held by such Assuming Lender immediately prior to such designation) and (y) the participations in outstanding Letters of Credit and Reimbursement Obligations shall thereupon automatically and without further action be re-allocated all to the extent necessary such that the participations in such Letters of Credit and Reimbursement Obligations shall be held by the Lenders ratably in proportion to their respective Pro Rata Shares (determined after giving effect to such designations). In no event shall any Lender be required to become an Assuming Lender.”

2.04. Dividends. Section 6.10 of the Credit Agreement shall be amended by replacing the reference therein to “$10,000,000” with a reference to “$25,000,000”.

2.05. Indebtedness. Section 6.11(p) of the Credit Agreement shall be amended to read as follows:

“(p) Indebtedness under Supplemental Credit Facilities, provided that the aggregate amount of all outstanding Supplemental Credit Facilities shall not exceed the difference of (x) $400,000,000 minus (y) the aggregate amount by which the Aggregate Facility LC Commitments have been increased pursuant to Section 2.21 on or following the Amendment No. 5 Effective Date.”

2.06. Investments and Acquisitions. Section 6.14(k) of the Credit Agreement shall be amended by replacing the reference therein to “$10,000,000” with a reference to “$25,000,000”.

2.07. Limitations on Leases. Section 6.25 of the Credit Agreement shall be amended by replacing the reference therein to “$25,000,000” with a reference to “$40,000,000”.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article V of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 5.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon:

(i) the execution and delivery of counterparts of this Amendment No. 5 by the Borrower, the Guarantors and the Agent pursuant to authority granted by the Required Lenders (and the Borrower and each Guarantor, by its execution and delivery of this Amendment No. 5, each hereby confirms and ratifies all of its respective obligations under the Guaranty, the Security Agreement and the Subordination Agreement with respect to the amendments effected hereby);

(ii) the Borrower furnishing the following to the Agent each in form and substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person:

(a) a copy, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws,

(b) a copy, certified by the Secretary or Assistant Secretary of the Borrower, along with a certificate of good standing and existence from the Secretary of State of the State of Louisiana, of resolutions of its board of directors authorizing the execution of this Amendment No. 5,

(c) an incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers or managers of the Borrower authorized to sign this Amendment No. 5, upon which certificates the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower, and

(d) a written opinion or opinions of counsel to the Borrower and the Guarantors, addressed to the Lenders and covering such matters as may be required by Agent, in form and substance reasonably satisfactory to the Agent;

(iii) the Borrower furnishing to the Agent each in form and substance satisfactory to the Agent, and with sufficient copies for the Lenders, a bring-down certificate executed by the Secretary or Assistant Secretary of each Guarantor, certifying that: (a) the organizational and operative documents of such Guarantor certified and delivered in connection with the closing of the Credit Agreement on April 25, 2005, the closing of Amendment No. 2 on February 27, 2006 or the closing of Amendment No. 4 on October 13, 2006, as the case may be, have not been amended, rescinded or otherwise changed and remain in full force and effect, (b) the incumbency certificate of such Guarantor certified and delivered in connection with the closing of the Credit Agreement on April 25, 2005, the closing of Amendment No. 2 on February 27, 2006 or the closing of Amendment No. 4 on October 13, 2006, as the case may be, has not been amended, rescinded or otherwise changed, and each signatory thereto remains an Authorized Officer of such Guarantor and is authorized to sign this Amendment No. 5, (c) to the best knowledge of such Secretary or Assistant Secretary, the good standing certificates delivered by such Guarantor in connection with the closing of the Credit Agreement on April 25, 2005, the closing of Amendment No. 2 on February 27, 2006 or the closing of Amendment No. 4 on October 13, 2006, as the case may be, remain true, accurate and correct and that such Secretary or Assistant Secretary has no knowledge to the contrary thereof and (d) that the copies of the resolutions of the respective boards of directors, members or managers or any other governing body authorizing the execution of this Amendment No. 5, as attached to such certificate, are true, accurate and correct and remain in full force and effect; and

(iv) the Agent receiving evidence of the payment by the Borrower of all fees payable to the Lenders that the Borrower has agreed to pay in connection with this Amendment No. 5.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

THE SHAW GROUP INC.

By:
Name:
Title:

GUARANTORS:

WHIPPANY VENTURE I, L.L.C
HYDRO POWER SOLUTIONS LLC

By:
Name:
Title:

SHAW CONSTRUCTORS, INC.

By:
Name:
Title:

STONE & WEBSTER MICHIGAN, INC.

By:
Name:
Title:

SO-GLEN GAS CO., LLC

by its sole member,

EMCON/OWT, Inc.

By:
Name:
Title:

EMCON/OWT, INC.

By:
Name:
Title:

GUARANTORS (continued)

AMERICAN PLASTIC PIPE AND

SUPPLY, L.L.C.

B.F. SHAW, INC.

C.B.P. ENGINEERING CORP.
EDS EQUIPMENT COMPANY, LLC
SHAW TRANSMISSION & DISTRIBUTION SERVICES INTERNATIONAL, INC.
ENVIROGEN, INC.
FIELD SERVICES, INC.
LFG SPECIALTIES, L.L.C.
MWR, INC.
PROSPECT INDUSTRIES (HOLDINGS), INC.
SHAW ALLOY PIPING PRODUCTS, INC.
SHAW BENECO, INC.
SHAW COASTAL, INC.
SHAW CONNEX, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.
SHAW EUROPE, INC.
SHAW ENERGY DELIVERY SERVICES, INC.
SHAW ENVIRONMENTAL, INC.
SHAW ENVIRONMENTAL &

INFRASTRUCTURE, INC.

SHAW ENVIRONMENTAL &

INFRASTRUCTURE MASSACHUSETTS, INC.

SHAW ENVIRONMENTAL

INTERNATIONAL, INC.

SHAW FABRICATORS, INC.
SHAW FACILITIES, INC.
SHAW FIELD SERVICES, INC.
SHAW FT. LEONARD WOOD HOUSING, L.L.C.
SHAW GLOBAL ENERGY SERVICES, INC.
SHAW GRP OF CALIFORNIA
SHAW INDUSTRIAL SUPPLY CO., INC.
SHAW INFRASTRUCTURE, INC.
SHAW INTELLECTUAL PROPERTY

HOLDINGS, INC.

SHAW INTERNATIONAL, INC.
SHAW JV HOLDINGS, L.L.C.
SHAW LITTLE ROCK HOUSING, L.L.C.
SHAW LIQUID SOLUTIONS LLC
SHAW MAINTENANCE, INC.
SHAW POWER SERVICES GROUP, L.L.C.
SHAW PROJECT SERVICES GROUP, INC.
SHAW TRANSMISSION & DISTRIBUTION

SERVICES, INC.

By:
Name:
Title:

GUARANTORS (continued)

SHAW WASTE SOLUTIONS, LLC

By:
Name:
Title:

STONE & WEBSTER – JSC MANAGEMENT CONSULTANTS, INC.

By:
Name:
Title:

BADGER TECHNOLOGIES, L.L.C.
BADGER TECHNOLOGY HOLDINGS, L.LC.
PIKE PROPERTIES I, INC.

PIKE PROPERTIES II, INC.
SHAW GLOBAL, L.L.C.

By:
Name:
Title:

S C WOODS, L.L.C.

by its sole member,

Stone & Webster, Inc.

By:
Name:
Title:

GUARANTORS (continued)

INTERNATIONAL CONSULTANTS, L.L.C.
SHAW BEALE HOUSING, L.L.C.
SHAW CAPITAL, INC.
SHAW CAPITAL (NEVADA), INC.
SHAW CENTCOM SERVICES, L.L.C.
SHAW HANSCOM HOUSING, L.L.C.
SHAW HOME LOUISIANA, INC.
SHAW MANAGED SERVICES, INC.
SHAW MANAGEMENT SERVICES
ONE, INC.
SHAW MORGAN CITY TERMINAL, INC.
SHAW NAPTECH, INC.
SHAW POWER DELIVERY SYSTEMS, INC.
SHAW POWER SERVICES, INC.
SHAW PROCESS AND INDUSTRIAL
GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW PROPERTY HOLDINGS, INC.
SHAW SERVICES, L.L.C.
SHAW SSS FABRICATORS, INC.
SHAW SUNLAND FABRICATORS, INC.
SHAW TULSA FABRICATORS, INC.
STONE & WEBSTER ASIA, INC.
STONE & WEBSTER HOLDING ONE, INC.
STONE & WEBSTER HOLDING TWO, INC.
STONE & WEBSTER, INC.
STONE & WEBSTER INTERNATIONAL,
STONE & WEBSTER INTERNATIONAL
STONE & WEBSTER MASSACHUSETTS,
STONE & WEBSTER PROCESS
TECHNOLOGY, INC.
INC. HOLDINGS, INC. INC.

STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.
STONE & WEBSTER SERVICES, L.L.C.

By:
Name:
Title:

GUARANTORS (continued)

STONE & WEBSTER CONSTRUCTION, INC.

By:
Name:
Title:

ARLINGTON AVENUE E VENTURE, LLC

CAMDEN ROAD VENTURE, LLC
GREAT SOUTHWEST PARKWAY

VENTURE, LLC

By:
Name:
Title:

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.

By:
Name:
Title:

SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC.

SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC.

SHAW NORTHEAST HOUSING, L.L.C.
SHAW NORTHWEST HOUSING, L.L.C.
SHAW STONE & WEBSTER PUERTO RICO, INC.
By:	—

Name:

Title:

GUARANTORS (continued):

LANDBANK PROPERTIES, L.L.C.

By:
Name:
Title:

SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.

By:
Name:
Title:

THE LANDBANK GROUP, INC.

By:
Name:
Title:

GUARANTORS (continued):

BENICIA NORTH GATEWAY II, L.L.C.
CHIMENTO WETLANDS, L.L.C.
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.

MILLSTONE RIVER WETLAND

SERVICES, L.L.C.

NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
SHAW ALASKA, INC.
SHAW AMERICAS, L.L.C.
SHAW CALIFORNIA, L.L.C.
SHAW CMS, INC.
SHAW MEXICO, L.L.C.
SHAW REMEDIATION SERVICES, L.L.C.

By:
Name:
Title:

INTEGRATED SITE SOLUTIONS, L.L.C.

by its sole member,

Shaw Environmental & Infrastructure, Inc.

By:
Name:
Title:

GUARANTORS (continued):

NUCLEAR TECHNOLOGY SOLUTIONS,

L.L.C.

by its sole member,

S C WOODS, L.L.C.

by its sole member,

Stone & Webster, Inc.

By:
Name:
Title:

SELS ADMINISTRATIVE SERVICES, L.L.C.

by its sole member,

Shaw Environmental Liability Solutions, L.L.C.

By:
Name:
Title:

SHAW ENERGY SERVICES, INC.

By:
Name:
Title:

SHAW BIOFUELS, LLC.

GREATER BATON ROUGE ETHANOL, L.L.C.
SHAW GBB MAINTENANCE, INC.
SHAW MID STATES PIPE FABRICATING, INC.
SHAW RIO GRANDE VALLEY FABRICATION & MANUFACTURING, L.L.C.
SHAW RIO GRANDE HOLDINGS, L.L.C.

By:
Name: Robert L. Belk
Title: Executive Vice President and Treasurer

SHAW GBB, LLC

by its sole member,

Shaw Environmental & Infrastructure,

Inc.

By:
Name: Gary P. Graphia
Title: Executive Vice President and Assistant
Secretary

SHAW GBB INTERNATIONAL, LLC

by its sole member

Shaw GBB, LLC

by its sole member,

Shaw Environmental & Infrastructure,

Inc.

By:
Name: Gary P. Graphia
Title: Executive Vice President and Assistant
Secretary

GFM REAL ESTATE LLC

By:
Name: Robert L. Belk
Title: Manager

SHAW APP TUBELINE, INC.

By:
Name: Gary P. Graphia
Title: Executive Vice President and Assistant
Secretary

SHAW FT. LEONARD WOOD HOUSING II, L.L.C.
AMERICAN EAGLE COMMUNITIES MIDWEST, LLC

by its sole member,

Shaw Ft. Leonard Wood Housing, L.L.C.

By:
Name: Robert L. Belk
Title: Executive Vice President and Treasurer

FT. LEONARD WOOD MANAGEMENT COMPANY, L.L.C.

by its sole member,

Shaw Ft. Leonard Wood Housing II,

L.L.C.

by its sole member,

Shaw Ft. Leonard Wood Housing,

L.L.C.

By:
Name: Robert L. Belk
Title: Executive Vice President and Treasurer

SHAW GLOBAL OFFSHORE SERVICES, INC.

By:
Name: H. Carter Leak, IV
Title: Executive Vice President and Treasurer

SHAW ENERGY & CHEMICALS, INC.

By:
Name: Thomas Walker
Title: Chief Financial Officer and Treasurer

SHAW FABRICATION & MANUFACTURING, INC.

By:
Name: Tom Calamia
Title: Chief Financial Officer and Treasurer

SHAW POWER, INC.

By:
Name: Rance Hall
Title: Chief Financial Officer and Treasurer

GHG SOLUTIONS, INC.

SHAW NORTH CAROLINA, INC.

By:
Name: Brian K. Ferraioli
Title: Executive Vice President and Treasurer

AGENT:

BNP PARIBAS, as Agent

By:	—
Name:
Title:
By:	—

Name:

Title:

EXHIBIT 2.21

FORM OF LENDER ADDENDUM

LENDER ADDENDUM

Reference is made to the Credit Agreement April 25, 2005 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among The Shaw Group Inc., a Louisiana corporation (the “Borrower”), the lenders party thereto and BNP Paribas, as Agent for the Lenders and as an Issuer. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Credit Agreement.

Subject to the effectiveness of Amendment No. 5, dated as of January      , 2008, to the Credit Agreement, upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 2.21 and Section 15.7 of the Credit Agreement, the undersigned (i) to the extent not already a Lender, hereby becomes a Lender under the Credit Agreement and (ii) shall have Facility LC Commitments (including, if the undersigned is already a Lender, its Facility LC Commitment before giving effect hereto) in an aggregate amount equal to $     , effective as of the date of acceptance specified below. To the extent that the undersigned is already a Lender under the Credit Agreement, the Facility LC Commitments on this Lender Addendum shall supersede its previous Facility LC Commitments under the Credit Agreement.

This Lender Addendum shall be construed in accordance with and governed by the law of the State of New York. This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this      day of      , 20     .

[NAME OF LENDER]

By:
Name:
Title:

Accepted and agreed this      day of      , 20     :

THE SHAW GROUP INC.

By:
Name:
Title:

BNP PARIBAS,
as Agent

By:
Name:
Title:

By:
Name:
Title: